UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

___________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 26, 2011

OILSANDS QUEST INC.
(Exact name of registrant as specified in charter)

Colorado	001-32994	98-0461154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800, 326— 11th Avenue SW Calgary, Alberta, Canada		T2R 0C5
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (403) 263-1623

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On August 26, 2011, the Company issued a press release extending the expiration date of the rights offering described in its prospectus supplement, filed with the Securities and Exchange Commission on July 20, 2011, until September 12, 2011. The press release is filed as Exhibit 99.1 to this report, and incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press release dated August 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2011	OILSANDS QUEST INC. (Registrant)

	By:	/s/ Garth Wong
Name: Garth Wong
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                Description

99.1	Press release dated August 26, 2011.